Gain on Divestment of an Equity Investee	6 Months Ended
Jun. 30, 2026
Gain on Divestment of an Equity Investee
Gain on Divestment of an Equity Investee

16. Gain on Divestment of an Equity Investee

On April 25, 2025, the Group completed the divestment of an aggregate 45% equity interest out of 50% in SHPL to third parties for cash consideration of US$608.5 million (RMB4.5 billion), including an aggregate 35% equity interest to two China-based private-equity funds (“PE Buyers”) and 10% equity interest to the parent company of the existing 50% SHPL joint venture partner. In regard to the sales and purchase agreements with the PE Buyers, they include a profit guarantee clause with contingent payments capped at US$103.5 million (RMB696 million) based on growth targets of SHPL’s net income after tax for the 3 years up to 2027. As of the date of disposal, the Group recognized a provision for profit guarantee of US$75.8 million, which was the present value of the estimated profit guarantee to the PE Buyers. As at June 30, 2026 and December 31, 2025, the provision for profit guarantee balance were US$83.6 million and US$80.0 million respectively.

The Group has the rights to nominate one director out of seven on SHPL’s board of directors, thus the Group continues to have significant influence and accounts for its remaining 5% equity interest in SHPL using the equity method of accounting.

For the six months ended June 30, 2025, the gain on divestment of an equity investee was as follows:

(in US$’000)
Proceeds	608,503
Less: Provision for profit guarantee	(75,829)
Interest accretion on provision for profit guarantee	(1,110)
Carrying amount of 45% equity interest in SHPL	(48,680)
Accumulated other comprehensive loss and reserves	(2,733)
Transaction costs and others	(2,695)
Gain on divestment of an equity investee	477,456
Less:Tax expenses	(61,133)
Gain on divestment of an equity investee, net of tax	416,323